UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2005

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18882 (Commission File Number)	22-2581418 (IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey (Address of principal executive offices)	07004 (Zip Code)

Registrant’s telephone number, including area code:   (973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

        On March 22, 2005, Bradley Pharmaceuticals, Inc. (the “Company”) entered into a Forbearance Agreement with the lenders that are party to its $125 million credit facility under which Wachovia Bank, National Association, serves as administrative agent. Under the Forbearance Agreement, the lenders agreed to forbear from exercising, for a period of 30 days, their remedies under certain provisions of the credit facility as a result of the Company’s failure to file its Annual Report on Form 10-K and furnish audited financial statements for 2004. Attached as Exhibit 10.1 is a copy of the Forbearance Agreement.

Item 5.02.   Departure of Directors or Principal Officers.

        Effective March 16, 2005, Michael Bernstein resigned as a member of the Company’s board of directors, which resignation is not due to any disagreement with the Company. Attached as Exhibit 99.1 is the press release announcing Mr. Bernstein’s resignation.

Item 5.04.   Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

        On March 17, 2005, the Company sent a notice to its directors and executive officers informing them of a temporary suspension of certain transactions by such persons involving the Company’s equity securities as a result of the required imposition of a blackout period under the Company’s 401(k) Savings Plan. The notice, which was provided pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, is attached as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits.

        The following exhibits are filed pursuant to Item 601 of Regulation S-K:

No.	Description

10.1	Forbearance Agreement, dated March 22, 2005, between the Company and Wachovia Bank, National Association, as Administrative Agent.

99.1	Press Release, dated March 16, 2005.

99.2	Notice of Imposition of Blackout Period Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, dated March 17, 2005, sent to Directors and Executive Officers of Bradley Pharmaceuticals, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki
R. Brent Lenczycki, CPA Chief Financial Officer and Vice President

Dated: March 22, 2005

EXHIBIT LIST

No.	Description

10.1	Forbearance Agreement, dated March 22, 2005, between the Company and Wachovia Bank, National Association, as Administrative Agent.

99.1	Press Release, dated March 16, 2005.

99.2	Notice of Imposition of Blackout Period Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, dated March 17, 2005, sent to Directors and Executive Officers of Bradley Pharmaceuticals, Inc.